Other assets	12 Months Ended
Dec. 31, 2019
Other Assets [Abstract]
Other assets
Other assets
Other assets include the following:

(In US$ millions)	2019	2018
Intangible asset - Favorable contracts	40.4	85.5
Mobilization revenue receivables	22.3	47.9
Income taxes receivable	19.3	—
Prepaid expenses	14.1	12.1
VAT receivable	10.6	0.3
Deferred mobilization costs	7.5	12.6
Reimbursable amounts due from customers	3.5	2.9
Interest rate swap agreements	—	9.9
Other	1.8	2.0
Total other assets	119.5	173.2

Other assets are presented in our Consolidated Balance Sheet as follows:

(In US$ millions)	2019	2018
Other current assets	119.5	110.6
Other non-current assets	—	62.6
Total other assets	119.5	173.2

Mobilization revenue receivables
Under our contracts for the West Auriga and West Vela we are paid for mobilization activities over the contract term. We recorded a financial asset equal to the fair value of this future stream of payments when we acquired these drilling units from Seadrill. We expect to collect these amounts over the remaining term of the drilling contracts. We record the unwind of time value of money discount as interest income.
The mobilization receivable for the West Auriga and West Vela will be collected by October 2020 and November 2020 respectively.
Favorable contracts
Favorable drilling contracts are recorded as intangible assets at fair value on the date of acquisition less accumulated amortization. The amounts recognized represent the net present value of the existing contracts at the time of acquisition compared to the current market rates at the time of acquisition, discounted at the weighted average cost of capital. The estimated favorable contract values have been recognized and amortized on a straight line basis over the terms of the contracts, ranging from two to five years.
Favorable contracts to be amortized relate to the favorable contracts acquired with the West Vela and the West Auriga from Seadrill as at December 31, 2019. The gross carrying amounts and accumulated amortization included in 'Other current assets' and 'Other non-current assets' in the Consolidated Balance Sheets were as follows:

	2019			2018
(In US$ millions)	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
Intangible assets- Favorable contracts
Balance at beginning of period	357.3	(271.8)	85.5	357.3	(226.7)	130.6
Amortization of favorable contracts	—	(45.1)	(45.1)	—	(45.1)	(45.1)
Balance at end of period	357.3	(316.9)	40.4	357.3	(271.8)	85.5

The amortization is recognized in the Consolidated Statements of Operations under "amortization of favorable contracts". The table below shows the amounts relating to favorable contracts that is expected to be amortized over the next five years:

	Year ended December 31
(In US$ millions)	2020	2021	2022	2023	2024	Total
Amortization of favorable contracts	40.4	—	—	—	—	40.4